                                                                        Ex. 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Registration Statement.



/s/ KPMG LLP


August 23, 1999

Kansas City, Missouri